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                                  EXHIBIT "H"                   EXHIBIT 10.5.3


                         PLEDGE AND SECURITY AGREEMENT


          This PLEDGE AND SECURITY AGREEMENT (this "AGREEMENT") is made this 26th day of June, 1997, by and between CROSS-CONTINENT AUTO RETAILERS, INC., a Delaware corporation (the "PLEDGOR") to TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as agent (the "SECURED PARTY") for the ratable benefit of the banks and other financial institutions now or hereafter a party to the hereinafter described Credit Agreement in accordance with the terms thereof (hereinafter collectively referred to as the "LENDERS").

                                  WITNESSETH:

          WHEREAS, Pledgor is the owner of the shares (the "PLEDGED SHARES") of stock described in Schedule I hereto and issued by the respective issuers identified in Schedule I hereto (collectively, the "BORROWERS");

          WHEREAS, the Pledgor and the Borrowers have requested the Lenders to make available to them letters of credit and loans pursuant to a revolving credit facility and the Lenders are willing to make such extensions of credit available to the Pledgor and the Borrowers, by entering into a Revolving Credit Agreement dated as of even date herewith (as hereinafter amended, modified, or restated from time to time, the "CREDIT AGREEMENT");

          WHEREAS, it is a condition precedent to the execution and delivery of the Credit Agreement that the Pledgor shall have executed and delivered this Agreement;

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit under the Credit Agreement, the parties hereto hereby agree as follows:

          SECTION 1.  DEFINED TERMS AND RELATED MATTERS.

          (a) The capitalized terms used herein which are defined in the Credit Agreement and not otherwise defined herein shall have the meanings specified therein.

          (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

          (c) Unless otherwise defined herein or in the Credit Agreement, the terms defined in Articles 8 and 9 of the Uniform Commercial Code as enacted in the State of Texas are used herein as therein defined.


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          SECTION 2.  PLEDGE.  The Pledgor hereby pledges and delivers to the
Secured Party for the ratable benefit of the Lenders and the Issuing Bank, and hereby grants to the Secured Party for the ratable benefit of the Lenders and the Issuing Bank, a security interest in, the property described in subsections (a) and (b) of this Section 2 (the "PLEDGED COLLATERAL"):

          (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

          (b) all additional shares of stock of the Borrowers from time to time acquired by Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

The inclusion of proceeds in this Agreement does not authorize Pledgor to sell, dispose of or otherwise use the Pledged Collateral in any manner not specifically authorized hereby.

          SECTION 3. SECURITY FOR OBLIGATIONS. This Agreement secures the prompt and complete (a) payment of all obligations of the Pledgor and the Borrowers to any or each Lender and Issuing Bank now or hereafter existing under the Credit Agreement, the Notes, and the other Loan Documents, and all documents and instruments executed in connection therewith; (b) performance and observance by Pledgor and the Borrowers of all covenants and conditions contained in the Loan Documents to which such Person is a party; and (c) performance and observance by Pledgor of all obligations of Pledgor contained in this Agreement, as it may be modified, amended, extended or renewed from time to time (all such obligations, covenants and conditions described in the foregoing clauses (a), (b) and (c), whether for principal, interest, fees, expenses or otherwise, being hereinafter collectively referred to as the "OBLIGATIONS").

          SECTION 4. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral have been delivered to and held by or on behalf of the Secured Party pursuant hereto in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. Upon the occurrence and during the continuance of an Event of Default and in order to facilitate the Secured Party's exercise of its rights and remedies hereunder, the Secured Party shall have the right, in its discretion and without notice to Pledgor, to transfer to or to register in the name of the Secured Party or any of its nominees, for the ratable benefit of the Lenders, any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 7(a). In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing the Pledged Collateral in its possession for certificates or instruments of smaller or larger denominations.

          SECTION 5.  REPRESENTATIONS AND WARRANTIES.  The Pledgor represents


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and warrants as follows:

          (a) This Agreement is and all other documents and instruments executed by Pledgor in connection herewith, constitute legal, valid and binding obligations of the Pledgor enforceable against the Pledgor in accordance with their respective terms, except as such enforceability may be
(i) limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law).

          (b) The Pledgor has received, or will receive, direct or indirect benefit from the making of this Agreement.

          (c) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable under the laws of the jurisdiction of incorporation of each respective Borrower.

          (d) The Pledgor is the legal and beneficial owner of the Pledged Collateral referred to in subsection (a) of Section 2 hereof and holds such Pledged Collateral free and clear of any Lien (except for the security interest created by this Agreement), and the Pledgor has not sold, granted any option with respect to, assigned, transferred or otherwise disposed of any of its respective rights or interests in or to the Pledged Collateral.

          (e) This Agreement and the delivery of the Pledged Collateral to the Secured Party create a valid first priority Lien in the Pledged Collateral securing the payment of the Obligations.

          (f) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority which has not been received is required for (i) the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement and the granting of the security interest set forth herein;
(ii) the execution, delivery or performance of this Agreement by the Pledgor; or (iii) the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally or under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

          (g) The Pledged Shares constitute 100% of the issued and outstanding shares of common stock of the Borrowers (other than Pledgor, Quality Nissan, Inc. or any Borrower whose shares the Pledgor is not required to pledge pursuant to Section 9.9(a) of the Credit Agreement).

          SECTION 6. FURTHER ASSURANCES. Pledgor agrees that at any time and from time


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to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce the Lenders' and the Issuing Bank's rights and remedies hereunder with respect to any of the Pledged Collateral.

          SECTION 7. VOTING RIGHTS; DIVIDENDS; ETC. (a) So long as no Event of Default shall have occurred and be continuing:

          (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; PROVIDED, HOWEVER, that Pledgor shall give the Secured Party at least five (5) days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any voting or other consensual rights pertaining to the Pledged Collateral or any part thereof, which may have a material adverse effect on the value of the Pledged Collateral or any part thereof.

          (ii) To the extent permitted under the Credit Agreement, Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral; PROVIDED, HOWEVER, that any and all

               (A) dividends or interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral;

               (B) dividends and other distributions hereafter paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus; and

               (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral,

     shall be, and shall be forthwith delivered to the Secured Party to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

          (iii) Except for cash dividends or any other cash distributions in respect of the Pledged Collateral distributed to Pledgor by the Borrowers as permitted by the Credit


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     Agreement, prior to payment in full to Secured Party for the benefit of the
     Lenders of all amounts due and owing under or in connection with the Obligations (including, without limitation, principal, premium, if any, interest, fees and expenses on or in connection with the Obligations) dividends or any other cash distributions in respect of the Pledged Collateral distributed to Pledgor by the Borrowers shall be received and held in trust for the Secured Party, and will be promptly paid over to the Secured Party for the benefit of the Lenders and the Issuing Bank in the form received for application to the payment of such Obligations until all such Obligations have been paid in full in such manner and order and at such time as the Lenders shall select.

          (b)  Upon the occurrence and during the continuance of an Event of
     Default:

          (i) All rights of the Pledgor to exercise the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to Section 7(a)(i) and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to 7(a)(ii) shall cease, and all such rights shall thereupon become vested in the Secured Party which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments.

          (ii) All dividends and interest payments which are received by Pledgor contrary to the provisions of Section 7(b)(ii) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

          (iii) The Pledgor shall execute and deliver (or cause to be executed and delivered to the Secured Party) all such proxies and other instruments as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is entitled to receive and retain pursuant to paragraph (ii) above.

          SECTION 8. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES. (a) Pledgor shall not sell, exchange or otherwise dispose of, or grant any option, warrant or other right with respect to, any of the Pledged Collateral or create or permit to exist any Lien upon or with respect to any of the Pledged Collateral (other than the Lien created hereby). (b) Pledgor agrees that it will (i) cause the Borrowers not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by the Borrowers, except to Pledgor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of the Borrowers.

          SECTION 9.  SECURED PARTY APPOINTED ATTORNEY-IN-FACT.  Pledgor hereby


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irrevocably appoints the Secured Party Pledgor's attorney-in-fact, effective upon and during the continuance of an Event of Default, with full authority in the place and stead of Pledgor and in the name of Pledgor, the Secured Party, the Issuing Bank, the Lenders or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral,

          (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above, and

          (c) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of the Lenders and the Secured Party with respect to any of the Pledged Collateral.

          SECTION 10. SECURED PARTY MAY PERFORM. If Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor under Section 14(b).

          SECTION 11. REASONABLE CARE. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

          SECTION 12. REMEDIES UPON DEFAULT. If any Event of Default under this Agreement shall have occurred and be continuing, in addition to the rights and remedies of the Secured Party set forth in Section 7(b) of this
Agreement:

          (a) The Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "CODE") in effect in the State of Texas at that time, or under the laws of any other applicable jurisdiction, and the Secured Party may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit


                                     -6-

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or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) In addition to the rights of the Secured Party and the Lenders under Section 7(a)(iii), any cash held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and then or at any time thereafter (after payment of any amounts payable to the Secured Party pursuant to Section 14) applied in whole or in part by the Secured Party against, the Obligations in such order as the Secured Party shall select. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Secured Party and remaining after payment in full of all the Obligations shall be paid over to Pledgor in a reasonable period of time or to whomsoever may be lawfully entitled to receive such surplus; provided that the Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

          (c) All rights and remedies of the Secured Party, the Issuing Bank and the Lenders expressed herein are in addition to all other rights and remedies possessed by the Secured Party, the Issuing Bank and the Lenders in the Loan Documents and any other agreement or instrument relating to the Obligations.

          SECTION 13. REGISTRATION RIGHTS, PRIVATE SALES, ETC. (a) If the Secured Party shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to Section 12 after the occurrence and during the continuance of an Event of Default, Pledgor agrees that, upon request of the Secured Party, Pledgor will, at its own expense:

          (i) execute and deliver, and cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and to use its best efforts to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Secured Party, advisable to register such Pledged Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), or the securities laws of any relevant jurisdiction outside the United States, and to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the


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     requirements of the Securities Act, and the rules and regulations of the
     Securities and Exchange Commission, applicable thereto or, where relevant, the laws, sales and regulations of such other jurisdiction applicable thereto;

          (ii) qualify the Pledged Collateral under the state securities or "Blue Sky" laws, if applicable thereto, and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Secured Party;

          (iii) cause the Borrowers to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act; and

          (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

          (b) Pledgor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Pledged Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof.
Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Neither the Secured Party, the Issuing Bank nor the Lenders shall be under any obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Borrowers to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act or under any applicable state securities laws, even if the Borrowers would agree to do so.

          (c) Pledgor further agrees to do or cause to be done, to the extent that Pledgor may legally do so, all such other acts and things as may be necessary to make such sales or resales of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Pledgor's expense. Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Secured Party, the Issuing Bank and the Lenders, and that the Secured Party, the Issuing Bank and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, agree that each and every covenant contained in this Section shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees, to the fullest extent permitted by law, not to assert as a defense against an action for specific performance of such covenants that (i) Pledgor's failure to


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perform such covenants will not cause irreparable injury to the Secured Party or the Lenders, or (ii) the Secured Party, the Issuing Bank or the Lenders have an adequate remedy at law in respect of such breach. Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Secured Party, the Issuing Bank and the Lenders by reason of a breach of any of the covenants contained in this Section 13 and, consequently, agrees that, if Pledgor shall breach any of such covenants and the Secured Party shall sue for damages for such breach, Pledgor shall pay to the Secured Party, as liquidated damages and not as a penalty, an aggregate amount equal to the value of the Pledged Collateral on the date the Secured Party, the Issuing Bank or the Lenders shall demand compliance with this Section.

          (D) PLEDGOR AGREES TO INDEMNIFY, PROTECT AND SAVE HARMLESS THE SECURED PARTY, THE LENDERS, THE ISSUING BANK AND ANY CONTROLLING PERSONS THEREOF WITHIN THE MEANING OF THE SECURITIES ACT FROM AND AGAINST ANY AND ALL LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES (INCLUDING COUNSEL FEES AND DISBURSEMENTS) ARISING UNDER THE SECURITIES ACT, THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, OR AT COMMON LAW, OR PURSUANT TO ANY OTHER APPLICABLE LAW IN CONNECTION WITH THE AFORESAID REGISTRATION, INSOFAR AS SUCH LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES ARISE OUT OF, OR ARE BASED UPON, ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT CONTAINED IN THE AFORESAID REGISTRATION STATEMENT, OR THE AFORESAID REGISTRATION STATEMENT AS AMENDED OR SUPPLEMENTED, OR ARISES OUT OF, OR IS BASED UPON, THE OMISSION OR ALLEGED OMISSION TO STATE THEREIN A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN NOT MISLEADING, PROVIDED THAT IT IS THE INTENTION OF PLEDGOR TO INDEMNIFY THE SECURED PARTY, THE ISSUING BANK, THE LENDERS AND ANY CONTROLLING PERSONS THEREOF AGAINST THE CONSEQUENCES OF THEIR OWN NEGLIGENCE. THE FOREGOING INDEMNITY AGREEMENT IS IN ADDITION TO ANY LIABILITY THAT PLEDGOR MAY OTHERWISE HAVE TO THE SECURED PARTY, THE ISSUING BANK, ANY SUCH LENDER, OR ANY SUCH CONTROLLING PERSON.

          SECTION 14.  INDEMNITY, EXPENSES AND INTEREST.

          (A) PLEDGOR AGREES TO INDEMNIFY THE SECURED PARTY, THE ISSUING BANK, AND THE LENDERS FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES AND LIABILITIES GROWING OUT OF OR RESULTING FROM THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ENFORCEMENT OF THIS AGREEMENT), EXCEPT CLAIMS, LOSSES OR LIABILITIES RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE SECURED PARTY, THE ISSUING BANK, OR ANY LENDER, PROVIDED THAT IT IS THE INTENTION OF PLEDGOR TO INDEMNIFY THE SECURED PARTY, THE ISSUING BANK, AND THE LENDERS AGAINST THE CONSEQUENCES OF THEIR OWN NEGLIGENCE.

          (b) Pledgor agrees to pay on demand all costs and expenses of the Secured Party, including, without limitation, the fees and disbursements of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the preparation, execution, delivery, administration, modification and amendment of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party

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hereunder, (iv) the registration of the Pledged Collateral pursuant to
Section 13 hereof, or (v) the failure by Pledgor to perform or observe the provisions hereof.

          (c) Pledgor agrees to pay interest on any expenses or other sums due to the Secured Party hereunder that are not paid when due at a rate per annum equal to the lesser of (i) the Highest Lawful Rate or (ii) three percent (3%) above the Alternate Base Rate in effect from time to time.

          SECTION 15. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 16. ADDRESSES FOR NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to Pledgor, at its address at 1201 S. Taylor Street, Amarillo, Texas 79105-0750 Attention: President; with copies to Winstead Sechrest & Minick, P.C. 1201 Elm Street, Suite 5400, Dallas, Texas 75270, Attention:
Tom Hughes, Telecopy No.: (214) 745-5390; if to the Secured Party or any Lender, at the address of the Secured Party or such Lender's Domestic Lending Office (as the case may be) specified in the Credit Agreement; or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telegraphed, telexed, transmitted or cabled be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively.

          SECTION 17. SECURITY INTEREST ABSOLUTE. All rights of the Secured Party and the Lenders, all obligations of Pledgor hereunder and the security interest hereunder, shall, to the extent permitted by applicable law, be absolute and unconditional, irrespective of:

          (a) any lack of validity or enforceability of the Credit Agreement, the Notes, or any of the other Loan Documents; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Notes, or any of the other Loan Documents;

          (c) any exchange, release or non-perfection of any other collateral standing as security for liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any set-off against any of said liabilities, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

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    (d)  any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor, any Borrower or any other Person that is a party to any Loan Document in respect of the Obligations.

    SECTION 18. CONTINUING SECURITY INTEREST. This Agreement and the delivery of the Pledged Collateral to the Secured Party shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until termination of the obligations of the Lenders to make Loans and issue Letters of Credit under the Credit Agreement and payment in full thereafter of the Obligations; (b) be binding upon the Pledgor and its successors and assigns; and (c) inure to the benefit of and be enforceable by the Secured Party, the Issuing Bank, the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party and the Lenders may assign or otherwise transfer any of their respective rights under this Agreement to any other Person in accordance with the terms and provisions of Section 13.11 of the Credit Agreement, and such Person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise to the Secured Party or the Lenders, as the case may be. Upon the termination of the obligations of the Lenders to make Loans and issue Letters of Credit and the payment in full thereafter of the Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

    SECTION 19. WAIVER OF MARSHALLING. All rights of marshalling of assets of Pledgor, including any such right with respect to the Pledged Collateral, are hereby waived by Pledgor.

    SECTION 20. LIMITATION BY LAW. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

    SECTION 21. SEVERABILITY. The invalidity of any one or more covenants, phrases, clauses, sentences, or paragraphs of this Agreement shall not affect the remaining portions of this Agreement, or any part thereof, and in case of such invalidity, this Agreement shall be construed as if such invalid covenants, phrases, clauses, sentences or paragraphs had not been inserted.

    SECTION 22. CAPTIONS. The captions in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement.

    SECTION 23. NO WAIVER; REMEDIES. No failure on the part of the Secured Party, the Issuing Bank or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

    SECTION 24. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

    SECTION 25. GOVERNING LAW. THIS AGREEMENT AND ALL DOCUMENTS EXECUTED IN CONNECTION HEREWITH, SHALL BE DEEMED TO BE CONTRACTS AND AGREEMENTS EXECUTED BY THE PARTIES HERETO UNDER THE LAWS OF THE STATE OF TEXAS, AND SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, AND APPLICABLE FEDERAL LAW.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                       CROSS-CONTINENT AUTO RETAILERS, INC.



                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             -------------------------------


                                       TEXAS COMMERCE BANK NATIONAL
                                         ASSOCIATION, as Agent



                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             -------------------------------

                                   SCHEDULE I

Stock                                              Stock           Par       No. of
Issuer                       Class of Stock  Certificate No(s).   Value      Shares
------                       --------------  ------------------   -----      ------
Quality Nissan, Inc.              Common         [to come]      [to come]   [to come]

Midway Chevrolet, Inc.            Common         [to come]      [to come]   [to come]

Plains Chevrolet, Inc.            Common         [to come]      [to come]   [to come]

Westgate Chevrolet, Inc.          Common         [to come]      [to come]   [to come]

Working Man's Credit Plan, Inc.   Common         [to come]      [to come]   [to come]

Allied 2000 Collision             Common         [to come]      [to come]   [to come]
 Center, Inc.

Cross-Country Dodge, Inc.         Common         [to come]      [to come]   [to come]

C-Car Auto Wholesalers, Inc.      Common         [to come]      [to come]   [to come]

Douglas Toyota, Inc.              Common         [to come]      [to come]   [to come]

Toyota West Sales &               Common         [to come]      [to come]   [to come]
 Service, Inc.

Sahara Imports, Inc.              Common         [to come]      [to come]   [to come]